                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Federal Signal Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                       [FEDERAL SIGNAL CORPORATION LOGO]
                             1415 WEST 22ND STREET
                           OAK BROOK, ILLINOIS 60523

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 30, 2004

To the Stockholders of
Federal Signal Corporation:

     The Annual Meeting of Shareholders of Federal Signal Corporation ("Federal") for the year 2004 will be held at the Marriott Hotel-Oak Brook, 1401 West 22nd Street, Oak Brook, Illinois, on Friday, April 30, 2004, at 11:00 a.m., local time, for the following purposes:

          1. To elect three directors of Federal;

          2. To ratify the appointment of Ernst & Young LLP as our independent public accountants for 2004; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business, March 2, 2004, as the record date for determining the holders of Common Stock of Federal entitled to notice of and to vote at the meeting or any adjournment thereof.

     A copy of Federal's Financial Statements and its Annual Report for the year ended December 31, 2003 and a Proxy Statement accompany this notice.

     IMPORTANT! TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

     NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                            By order of the Board of Directors,

                                            JENNIFER L. SHERMAN
                                            Secretary

March 10, 2004

                       [FEDERAL SIGNAL CORPORATION LOGO]
                             1415 WEST 22ND STREET
                           OAK BROOK, ILLINOIS 60523

                                  MAILING DATE
                                  ON OR ABOUT
                                 MARCH 15, 2004
                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 30, 2004

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Federal Signal Corporation ("Federal" or the "Company") for use at the Annual Meeting of Shareholders to be held on Friday, April 30, 2004 and any adjournment thereof for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. Costs of solicitation will be borne by Federal. Following the original solicitation of proxies by mail, certain officers and regular employees of Federal may solicit proxies by correspondence, telephone, e-mail, or in person, but without extra compensation. Federal will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding the proxy materials to the beneficial owners.

     Each proxy solicited herewith will be voted as to each matter as the stockholder directs thereon, but in the absence of such directions it will be voted for the nominees specified herein and for the ratification of the appointment of Ernst & Young LLP as Federal's independent public accountants for 2004. If the appointment is not ratified, the Board will consider whether it should select other independent auditors. Any proxy solicited herewith may be revoked by the stockholder at any time prior to the voting thereof, but a revocation will not be effective until satisfactory evidence thereof has been received by the Secretary of Federal.

                               VOTING SECURITIES

     The holders of record of the Common Stock of Federal at the close of business on March 2, 2004 will be entitled to vote at the meeting. At such record date, there were outstanding 48,064,603 shares of Common Stock. A majority of the outstanding shares, present in person or by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes are counted to determine if a quorum is present. Abstentions are counted as votes cast, whereas broker non-votes are not counted as votes cast for determining whether a proposition has been approved. Each stockholder of record will be entitled to one vote for each share of Common Stock standing in the name of the holder on the books of Federal on the record date. A plurality of votes cast at the meeting is required for the election of directors and approval of a majority of shares entitled to vote is required for the ratification of Ernst & Young LLP as the Company's independent public accountants and for all other matters submitted to shareholders for a vote. Stockholders do not have the right to cumulate votes in the election of directors.

                         SECURITY OWNERSHIP OF CERTAIN
                               BENEFICIAL OWNERS

     The following table sets forth information as of December 31, 2003 with respect to (i) any person who is known to Federal to be the beneficial owner of more than 5% of Federal's Common Stock, which is Federal's only class of outstanding voting securities, and (ii) each director and executive officer, and all directors and executive officers as a group:

                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL    PERCENT OF
                            NAME                              OWNERSHIP(2)    CLASS(3)
                            ----                              ------------   ----------
Beneficial Owners of more than 5% of Federal's Common
  Stock:....................................................        none        .00%
Each Director and the Named Executive Officers and Directors
  and Named Executive Officers as a Group:(1)
     Charles R. Campbell, Director..........................      41,137        .08%
     Robert M. Gerrity, Director............................         296        .00%
     Robert S. Hamada, Director.............................         734        .00%
     James C. Janning, Director.............................      17,000        .03%
     Paul W. Jones, Director................................      22,586        .05%
     Walden W. O'Dell, Director.............................         619        .00%
     Joan E. Ryan, Director.................................         681        .00%
     Joseph J. Ross, Director and Executive Officer.........   1,365,513       2.81%
     Richard R. Thomas, Director............................     123,348        .25%
     Robert D. Welding, Director and Executive Officer......           0        .00%
     Stephanie K. Kushner, Executive Officer................      21,294        .04%
     Andrew E. Graves, Executive Officer....................      11,200        .02%
     Kim A. Wehrenberg, Executive Officer...................     291,604        .60%
     Richard L. Ritz, Executive Officer.....................     113,627        .23%
     Karen N. Latham, Executive Officer.....................       7,525        .02%
     All Directors and Executive Officers as a group (15
       persons).............................................   2,017,164       4.15%

------------

(1) The information contained in this table is based upon information furnished to Federal by the individuals named above. Except as set forth in the following footnotes, each director claims sole voting and investment power with respect to these shares.

(2) These figures include options shares exercisable within 60 days of December 31, 2003 as follows: Mr. Campbell, 8,500; Mr. Janning, 7,000; Mr. Thomas, 8,500; Mr. Jones, 9,131; Mr. Ross, 570,000; Mr. Wehrenberg, 66,500; and Mr.
    Ritz, 54,500. These figures also include stock award shares pursuant to Federal's Stock Benefit Plan which are subject to certain restrictions under the plan as follows: Mr. Ross, 35,000; Ms. Kushner, 12,500; Mr. Wehrenberg, 10,500; Mr. Ritz, 7,375; and Ms. Latham, 5,000.

(3) Based upon 47,918,000 shares of Common Stock issued and outstanding as of December 31, 2003 and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive officer of the group within 60 days of December 31, 2003.

                             ELECTION OF DIRECTORS

     Federal's Board of Directors consists of nine directors divided into three classes with one class term expiring each year. Upon the retirement of Mr. Richard R. Thomas at the Annual Meeting, the Board of Directors will consist of eight members. Messrs. Robert M. Gerrity, Robert S. Hamada and Walden W. O'Dell are nominated as directors for election at this Annual Meeting for a term to expire at the 2007 Annual

Meeting or until their successors are elected and qualified. The Board of Directors recommends a vote for the election of Messrs. Gerrity, Hamada and O'Dell as directors.

     The accompanying proxy card permits a stockholder to direct whether his or her shares are to be voted for or withheld from the vote for the nominees and to vote for, against or abstain with regard to the ratification of Ernst & Young LLP as Federal's independent public accountants for 2004. Each proxy will be voted as the stockholder directs thereon; however, if no such direction is given, it is the present intention of the persons named in the proxy card to vote such proxies for the election of the above-named nominees as directors and for the ratification of Ernst & Young LLP as Federal's independent public accountants for 2004. If on account of death or unforeseen contingencies a nominee shall not be available for election, the persons named in the proxy will vote the proxies for such other person(s) as the Nominating and Governance Committee may nominate as directors so as to provide a full board. The three nominees receiving the highest number of votes cast will be elected as directors.

     Information regarding the nominees for election and the directors continuing in office is set forth below:

                                    YEAR FIRST   YEAR PRESENT                 PRINCIPAL OCCUPATION
                                      BECAME         TERM                      OR EMPLOYMENT FOR
            NAME              AGE    DIRECTOR      EXPIRES                     LAST FIVE YEARS(1)
            ----              ---   ----------   ------------                 --------------------
NOMINEES:
    Robert M. Gerrity.......  66       2003          2007       Mr. Gerrity is a director and a principal in
                                                                Gerrity Partners, a consulting business. He is
                                                                also Chairman of the Industrial Group of Glencoe
                                                                Capital, a private equity firm. He is a director
                                                                of Standard Motor Products, Inc., an automotive
                                                                parts manufacturer, Rimrock Corporation, an
                                                                automation company, and Polyair Corporation, a
                                                                specialty packaging company. Mr. Gerrity was
                                                                recommended to be director by an employee of the
                                                                Company.
    Robert S. Hamada........  66       2003          2007       Mr. Hamada is the Edward Eagle Brown
                                                                Distinguished Service Professor of Finance
                                                                Emeritus, University of Chicago Graduate School
                                                                of Business. He is a director of Northern Trust
                                                                Corporation, a financial services company, A.M.
                                                                Castle & Co., a metal products company, and
                                                                Fleming Companies, Inc., a wholesale grocery
                                                                distributor. Mr. Hamada was recommended to be a
                                                                director by an independent director.
    Walden W. O'Dell........  58       2001          2007       Mr. O'Dell has been Chairman, President and
                                                                Chief Executive Officer of Diebold,
                                                                Incorporated, a provider of integrated
                                                                self-service delivery systems, security
                                                                solutions and services, since 2000 and President
                                                                and CEO since 1999. Mr. O'Dell is a director of
                                                                Lennox International Inc., a HVAC product
                                                                company.
CONTINUING DIRECTORS:
    Charles R. Campbell.....  64       1998          2005       Mr. Campbell is a principal in The Everest
                                                                Group, a management consulting firm. He is a
                                                                director of Home Products International, Inc., a
                                                                houseware products company.
    Paul W. Jones...........  55       1998          2005       On January 1, 2004, Mr. Jones became President
                                                                and Chief Operating Officer of A.O. Smith
                                                                Corporation, a manufacturer of water heating
                                                                systems and electric motors. Mr. Jones retired
                                                                in November 2002 as Chairman, President and
                                                                Chief Executive Officer of U.S. Can Company,
                                                                positions he held since April 1998.

                                    YEAR FIRST   YEAR PRESENT                 PRINCIPAL OCCUPATION
                                      BECAME         TERM                      OR EMPLOYMENT FOR
            NAME              AGE    DIRECTOR      EXPIRES                     LAST FIVE YEARS(1)
            ----              ---   ----------   ------------                 --------------------
    James C. Janning........  56       1999          2006       Mr. Janning is Group President of Harbour Group,
                                                                Ltd., a diversified holding company, and has
                                                                held various executive positions at Harbour
                                                                Group since 1987. Mr. Janning is also a director
                                                                of Menasha Corp., a manufacturing and printing
                                                                company, and a director and Chairman of Menasha
                                                                Forest Products Corp., a forestry business.
    Robert D. Welding.......  55       2003          2006       Mr. Welding was elected President and Chief
                                                                Executive Officer of Federal effective December
                                                                1, 2003. Prior to joining Federal, Mr. Welding
                                                                was Executive Vice President of BorgWarner Inc.
                                                                and group president of its Driveline Group,
                                                                automotive parts businesses. Mr. Welding was
                                                                recommended to be a director by a third-party
                                                                search firm.
    Joan E. Ryan............  47       2002          2006       Ms. Ryan is Senior Vice President and Chief
                                                                Financial Officer of SIRVA, Inc., a global
                                                                relocation services company. She was Executive
                                                                Vice President and Chief Financial Officer of
                                                                Tellabs, Inc., a communication innovative
                                                                bandwidth company, from 2000 until 2003. She was
                                                                Senior Vice President and Chief Financial
                                                                Officer of Alliant Foodservice Corporation, a
                                                                broad line foodservice distributor, from 1998 to
                                                                2000.

------------

(1) The information contained in this table is based upon information furnished to Federal by the individuals named above.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has determined that all of Federal's directors except Mr. Ross, the former Chairman and Chief Executive Officer, and Mr. Welding, the current President and Chief Executive Officer, qualify as independent directors. This determination was made in accordance with the New York Stock Exchange and Securities and Exchange Commission rules and a review of all pertinent relationships between each director and the Company. In connection with making this determination, the Board of Directors reviewed information including director questionnaires, business conduct questionnaires and other certifications concerning the relationships between the Directors and the Company and any director relationships.

     Pursuant to its by-laws, Federal has established standing audit, nominating and governance, compensation and benefits, and executive committees.

     The Board of Directors has adopted a revised Charter for the Audit Committee, attached as Exhibit A, to comply with the requirements of the New York Stock Exchange and the Sarbanes-Oxley Act. The Audit Committee is responsible for monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements, including the Company's Code of Business Conduct for all employees and Code of Ethics for the Chief Executive Officer and senior financial officers. In fulfilling its role, the Audit Committee reviews the design and operation of internal control processes and the manner in which the Company controls its major financial risk exposures. The Audit Committee has direct and regular access to the Company's financial executives, including the internal auditor and the Chief Financial Officer, and the independent auditor. The Audit Committee has the sole authority to appoint or replace the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. In addition, the Audit Committee considers and approves the performance of non-audit services by such accountants, taking into consideration the effect which the performance of these services may have upon the independence of the accountants. The by-laws prohibit a director who is also an employee of Federal from serving on the Audit Committee. The Board of Directors has determined that all of the members of the Audit Committee are independent as defined under the applicable New York Stock Exchange and Securities and Exchange Commission rules. The members of the Audit Committee are Joan Ryan, Chair, Charles Campbell, Robert Hamada, and Richard Thomas. The Board of Directors has determined that Mr. Campbell and Ms. Ryan qualify as "audit committee financial experts" as defined by the Securities and Exchange Commission. None of the Audit Committee members serves on more than three Audit Committees.

     The Nominating and Governance Committee is responsible for recommending guidelines to the Board of Directors for the governance of the Company, including the structure and function of the Board of Directors and its committees and the management of the Company, as well as identification and recommendation to the Board of Directors of candidates to be elected as directors. Shareholders can nominate candidates for election as directors at shareholder meetings by giving at least 30 days advance written notice to the Secretary of the Company along with setting forth the following information required by the Securities and Exchange Commission rules with respect to the nominee: name, age, business and residence addresses, principal occupation or employment, the number of Company shares beneficially owned and a consent to serve as a director if elected that would be required for a nominee under the Securities and Exchange Commission rules. The nominating procedure is set forth in detail in the Company's by-laws which can be reviewed on the Company's website. No procedure has been adopted by the Committee for considering the recommendation of director nominees by stockholders, but the Committee will consider stockholder nominees for new directorship on the same basis as other nominees. The Committee has set no specific minimum qualification for a nominee, but the Committee considers the current make-up of the Board of Directors, the skills and business experience of the particular nominee, and the potential value the nominee would add to the Board of Directors. In addition, the Board of Directors has determined that all of the members of the Nominating and Governance Committee are independent as defined under the applicable New York Stock Exchange rules. The members of the Nominating and Governance Committee are Robert Hamada, Chairman, James Janning, Paul Jones and Walden O'Dell.

     The Compensation and Benefits Committee reviews and recommends to the Board of Directors policies, practices and procedures relating to the compensation of managerial employees, including the Chief Executive Officer and other officers, and the establishment, investment of funds, and administration of employee benefit plans. The members of the Compensation and Benefits Committee are Paul Jones, Chairman, James Janning, Charles Campbell and Robert Gerrity.

     During 2003, the Board of Directors held a total of five meetings and the Executive Committee of the Board, which generally exercises the power and authority of the Board in the intervals between full board meetings, held one meeting. The members of the Executive Committee are Robert Welding, Chairman, Robert Hamada, Paul Jones and Joan Ryan. During 2003, the Compensation and Benefits Committee held five meetings; the Nominating and Governance Committee held nine meetings; and the Audit Committee held six meetings. No director attended less than 75% of the meetings of the Board and of each committee of which he or she was a member.

     Directors (other than the Chairman of the Board) who are not officers of Federal receive the following compensation. Directors receive an annual retainer of $29,500 and a $1,000 fee for each Board meeting they attend. They also received an initial grant of 5,000 shares of stock options, plus 4,000 shares of stock options per year. The Directors receive the following annual retainers for committee membership: Audit; Chairman -- $12,000, Member -- $9,000; Compensation and Benefits; Chairman -- $9,000, Member -- $6,000; Nominating and Governance; Chairman -- $9,000, Member -- $6,000; Executive -- $2,000. All directors may elect to receive stock options or stock awards in lieu of cash fees as described in the Stock Benefit Plan. Directors are also reimbursed for their expenses relating to attendance at meetings and receive $500 for each Board meeting they participate in by telephone.

     Effective January 1, 2004, the non-executive Chairman of the Company receives the following compensation: an annual retainer of $59,000 and Board Meeting fees of $2,000 per meeting; the same committee fees and annual stock option grants as the other directors; a stock award grant equivalent to

$80,000 (to the nearest 100 shares) which shall vest 25% per year and a per diem of $2,500, up to a maximum of $150,000 per year, for days he or she does Chairman work for the Company.

CORPORATE GOVERNANCE

     Federal is committed to good corporate governance. The foundation of Federal's corporate governance is the independence of our directors, being a good corporate citizen and a commitment to our shareholders' interests. In accordance with the requirements of the New York Stock Exchange and the Sarbanes-Oxley Act, the Board of Directors of Federal has adopted Corporate Governance Guidelines as well as charters for the Nominating and Governance Committee, the Compensation and Benefits Committee and the Audit Committee. These guidelines and charters, as well as the Business Conduct Policy and the Code of Ethics, are available for review on Federal's website at http://www.federalsignal.com. In addition, the guidelines and charters are available in print to any shareholder who requests them in writing from the Secretary at the address provided below. The non-management directors meet in regular executive session without management. The Chairman of the Nominating and Governance Committee acts as the presiding director of executive sessions. Directors may be contacted as a group, by committee or individually, and the presiding director or the non-management directors as a group may be contacted, on an anonymous and/or confidential basis, by addressing a letter to Federal Signal Corporation, P.O. Box 98277, Chicago, IL 60693, Attn: Secretary. All such letters will be forwarded to the directors. The Company's policy is for directors to attend the annual shareholders meeting. All directors attended last year's meeting.

                             EXECUTIVE COMPENSATION

     The following is the Summary Compensation Table for the Chief Executive Officers, the four other most highly compensated executive officers of Federal in fiscal year 2003 and one other individual who would have been one of the four most highly compensated executive officers had he remained an executive officer of Federal as of December 31, 2003 (collectively, the "Named Officers"):

SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                               COMPENSATION AWARDS
                                                                             -----------------------
                                          ANNUAL COMPENSATION                RESTRICTED   SECURITIES
                             ---------------------------------------------     STOCK      UNDERLYING
                                                            OTHER ANNUAL       AWARDS      OPTIONS/        ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)   COMPENSATION($)     ($)(4)      SARS(#)     COMPENSATION($)(5)
---------------------------  ----   ---------   --------   ---------------   ----------   ----------   ------------------
Robert D. Welding........    2003     50,000          0              0              0      100,000                0
  President and Chief
  Executive Officer(1)
Joseph J. Ross...........    2003    590,000    256,200(3)           0              0      100,000            6,000
  Chairman and Chief         2002    570,000    218,538              0        912,200       20,000           20,593
  Executive Officer(2)       2001    550,000    123,833              0        418,200       80,000           27,044
Andrew E. Graves.........    2003     28,333          0              0              0            0          352,917(6)
  President and Chief        2002    340,000     86,904              0        185,680       25,000            6,966
  Operating Officer(6)       2001    298,000     80,467        100,000        405,000       70,000            5,348
Stephanie K. Kushner.....    2003    245,000     29,400              0         78,250       45,000            6,406
  Vice President and         2002    195,833    137,769              0        256,700       25,000            1,762
  Chief Financial
  Officer(7)
Kim A. Wehrenberg........    2003    205,000     18,450              0         78,250       10,000            6,704
  Vice President, General    2002    199,000     47,103              0        139,260       10,000            7,084
  Counsel and Secretary(8)   2001    192,000     38,894              0         83,640       10,000            7,407
Richard L. Ritz..........    2003    153,750     24,100              0         50,080        6,000            5,564
  Vice President and         2002    150,000     31,725              0        104,445        6,000            5,215
  Controller                 2001    145,000     24,478              0         66,912       16,000            5,100
Karen N. Latham..........    2003    150,000     13,500              0              0            0            2,406
  Vice President and         2002     21,154     10,375              0         89,500       10,000                0
  Treasurer(9)

------------

(1) Mr. Welding's employment with the Company began on November 29, 2003.

(2) Mr. Ross retired as Chief Executive Officer effective December 1, 2003 and as Chairman on January 15, 2004.

(3) Mr. Ross was paid a bonus of $150,000 for the sale of the Company's sign business and a bonus of $106,200 related to his employment in 2003.

(4) Stock awards generally vest 25% on each anniversary date after the date of grant. The number and aggregate value of unvested stock awards as of December 31, 2003 were: for Mr. Ross 35,000 shares ($613,200), for Ms. Kushner 12,500 shares ($219,000), for Mr. Ritz 7,375 shares ($129,210), for
    Mr. Wehrenberg 10,500 shares ($183,960), for Ms. Latham 5,000 shares ($87,600) and for Mr. Graves 0 shares. Dividends are paid at the regular rate to these people on the unvested shares.

(5) This compensation includes the Company-matching contribution under Federal's 401(k) savings plan, in which most employees participate, and the supplemental savings plan. Federal has a supplemental savings plan that allows executives to receive the 3% match (the same percentage as other employees) that they do not receive under the 401(k) plan because of the definition of compensation. The supplemental plan also allows the executives to tax-defer some of their other compensation, but the Company does not make any additional matching contribution. The deferred compensation and 3% company matching contribution are invested in Federal Signal stock on behalf of the employees. This other compensation breaks out as follows for 401(k) match and supplemental match, respectively: Mr. Welding $0, $0; Mr. Ross $6,000,

    $0; Ms. Kushner $3,300, $3,106; Mr. Wehrenberg $6,000, $704; Mr. Graves $0,
    $0; Mr. Ritz $5,564, $0; Ms. Latham $2,406, $0.

(6) Mr. Graves left Federal effective January 31, 2003. He received $385,000 over the following 12 months for services he performed and pursuant to his employment contract which is reflected in the column All Other Compensation.

(7) Ms. Kushner's employment with Federal began on March 1, 2002.

(8) Mr. Wehrenberg resigned as an executive officer on March 1, 2004.

(9) Ms. Latham's employment with Federal began on November 11, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made to the Named Officers in the year ended December 31, 2003.

                                                                                           GRANT DATE
                                   INDIVIDUAL GRANT                                           VALUE
---------------------------------------------------------------------------------------   -------------
                                                PERCENT OF
                                  NUMBER OF    TOTAL OPTIONS                               GRANT DATE
                                  SECURITIES    GRANTED TO                                PRESENT VALUE
                                  UNDERLYING   EMPLOYEES IN    EXERCISE OR                  BASED ON
                                   OPTIONS      FISCAL YEAR    BASE PRICE    EXPIRATION   BLACK-SCHOLES
NAME                              GRANTED(#)        (%)          ($/SH)         DATE        METHOD(1)
----                              ----------   -------------   -----------   ----------   -------------
Robert D. Welding...............   100,000(2)       18           $15.10      11/28/2013     $385,000
Joseph J. Ross..................   100,000(3)       18           $14.38       2/28/2013      224,000
Andrew E. Graves................        --          --               --              --            0
Richard L. Ritz.................     6,000(2)        1           $15.65        2/6/2013       16,320
Stephanie K. Kushner............    20,000(2)        4           $15.65        2/6/2013       54,400
                                    25,000(2)        5           $14.48      10/30/2013       97,250
Kim A. Wehrenberg...............    10,000(4)        2           $15.65        2/6/2013       27,200
Karen N. Latham.................        --          --               --              --            0

------------

(1) The following assumptions were used under the Black-Scholes method:
    Volatility .28; risk free rate of return 2.7%; dividend yield ranging from 2.7% to 5.6%; and expected life 8 years.

(2) The option vests in full three years from the date of grant.

(3) The option vests in full on retirement.

(4) The option was cancelled as a result of the Agreement with Mr. Wehrenberg described in the section Certain Agreements.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

     The following table sets forth information with respect to the number of exercisable and unexercisable stock options held by the Named Officers at December 31, 2003, as well as the value of such stock options having an exercise price lower than the last reported trading price of the Common Stock on December 31, 2003:

                                                                                               VALUE OF
                                                                      NO. OF SECURITIES      UNEXERCISED
                                                                         UNDERLYING          IN-THE-MONEY
                                                                     UNEXERCISED OPTIONS      OPTIONS AT
                                       SHARES                           AT FY-END(#)          FY-END($)
                                     ACQUIRED ON        VALUE           EXERCISABLE/         EXERCISABLE/
NAME                                 EXERCISE(#)   REALIZED($)(1)       UNEXERCISABLE      UNEXERCISABLE(2)
----                                 -----------   ---------------   -------------------   ----------------
Robert D. Welding..................       0               0                 0/100,000           0/242,000
Joseph J. Ross.....................       0               0                 470,000/0           401,450/0
Andrew E. Graves...................       0               0                       0/0                 0/0
Richard L. Ritz....................       0               0             51,500/25,000       11,660/11,220
Stephanie K. Kushner...............       0               0                  0/70,000           0/198,900
Kim A. Wehrenberg..................       0               0             61,500/25,000       23,320/18,700
Karen N. Latham....................       0               0                  0/10,000                 0/0

------------

(1) Market value of underlying securities at exercise, minus the exercise or base price.

(2) "Spread" calculated by subtracting the exercise or base price from the closing stock price of $17.52 on December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information about equity compensation plans of Federal as of December 31, 2003:

             PLAN CATEGORY                                            (B)                    (C)
---------------------------------------          (A)                WEIGHTED         NUMBER OF SECURITIES
                                         NUMBER OF SECURITIES   AVERAGE EXERCISE   REMAINING AVAILABLE FOR
          EQUITY COMPENSATION             TO BE ISSUED UPON         PRICE OF           FUTURE ISSUANCE
           PLANS APPROVED BY                 EXERCISE OF          OUTSTANDING       (EXCLUDING SECURITIES
           SECURITY HOLDERS              OUTSTANDING OPTIONS        OPTIONS        REFLECTED IN COLUMN (A))
---------------------------------------  --------------------   ----------------   ------------------------
1988 Stock Benefit Plan................         268,824              $22.29                       0
(1996) Stock Benefit Plan..............       2,161,835              $19.78               1,242,543
Equity Compensation Plans not approved
  by security holders..................        The company has no such plans.

---------------------------------------  --------------------   ----------------   ------------------------
Total..................................       2,430,659              $20.06               1,242,543

RETIREMENT PLANS

     Federal's Retirement Plan provides retirement benefits for many salaried and hourly employees including officers. Contributions are made on an actuarial group basis, and no specific amount of contributions is set aside for any individual participant. The following table sets forth the approximate annual pension benefit based on years of service and compensation, but does not reflect dollar limitations under the Internal Revenue Code, as amended, which limits the annual benefits which may be paid from a tax-qualified retirement plan.

Mr. Ross is covered by Federal's supplemental pension plans; amounts in excess of the qualified plan limitations will be paid from the general funds of Federal, pursuant to the terms of the supplemental plans.

                               PENSION PLAN TABLE

                                                       APPROXIMATE ANNUAL STRAIGHT-LIFE ANNUITY
                                                            PENSION UPON RETIREMENT AT 65
AVERAGE ANNUAL COMPENSATION FOR THE         --------------------------------------------------------------
FIVE CONSECUTIVE CALENDAR YEARS OF THE       10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
LAST TEN FOR WHICH COMPENSATION IS HIGHEST  OF SERVICE   OF SERVICE   OF SERVICE   OF SERVICE   OF SERVICE
------------------------------------------  ----------   ----------   ----------   ----------   ----------
$300,000.................................    $ 50,000     $ 75,000     $100,000     $125,000     $150,000
 400,000.................................      66,667      100,000      133,334      166,167      200,000
 500,000.................................      83,334      125,000      166,667      208,334      250,000
 600,000.................................     100,000      150,000      200,000      250,000      300,000
 700,000.................................     116,667      175,000      233,333      291,667      350,000
 800,000.................................     133,333      200,000      266,667      333,334      400,000
 900,000.................................     150,000      225,000      300,000      375,000      450,000

     The amount of pension benefits is reduced by one-half of the amount of available individual social security benefits. Estimated credited years of service are as follows: Mr. Welding, 0; Mr. Ross, 19.5, Ms. Kushner, 1; Mr. Wehrenberg, 16; Mr. Graves, 1; Mr. Ritz, 18.5; and Ms. Latham, .5.

     The maximum benefit under the qualified Retirement Plan is $100,000 less one-half of social security payments. For purposes of the Retirement Plan, an employee's compensation is his Annual Compensation as set forth in the Summary Compensation Table.

     Mr. Ross retired on January 31, 2004. He will receive payments under the qualified retirement plan of $37,047 annually as a single life annuity and $131,335 annually as a single life annuity under the Company's Supplemental Pension for Designated Management Employees. He will also receive $89,800 for 15 years under the Company's Retirement Survivor and Disability Plan for Key Employees. Mr. Graves' pension and supplemental pension benefits were forfeited when he left the Company on January 31, 2003. Ms. Kushner may receive a supplemental pension payment upon retirement on or after age 57. She is entitled to a $25,000 annual supplemental payment after five years of employment with the Company. This annual supplemental payment will increase by $5,000 for each year she works after five years of employment up to a maximum of $50,000 per year as a supplemental pension payment beginning on or after age 57.

                               CERTAIN AGREEMENTS

     Mr. Ross retired on January 31, 2004. The Company, in accordance with instructions from the Board of Directors, entered into an agreement with Mr. Ross with the following provisions. The Company cancelled 35,000 shares of unvested stock awards that had previously been granted to Mr. Ross and cancelled his employment agreement. The Company granted Mr. Ross 100,000 shares of stock options at market price, which vested immediately and can be exercised for five years after retirement, the same exercise period as the stock options granted to Mr. Ross in 2001 and 2002. The exercise periods for the rest of the stock options previously granted to Mr. Ross were extended to three years after retirement or the life of the stock options, whichever is shorter. 30,000 shares of unvested stock options granted in 2001 and 20,000 shares of unvested stock options granted in 2002 were vested, and the 100,000 shares of stock options granted in 2000 automatically vested upon Mr. Ross' retirement. Mr. Ross assumed the lease on his company car and the amount of a life insurance policy in excess of cash value of the policy (the cash value was retained by the Company) with a benefit of up to $1,000,000 was assigned to Mr. Ross. Mr. Ross will be paid $2,000 per day for consulting. The company anticipates using less than 10 days of consulting services. Mr. Ross also has director retiree medical insurance in accordance with the Company's plan. Mr. Ross agreed not to compete with the Company for five years. Mr. Ross also has pension benefits as set forth under "Retirement Plans" on page 9 which were not affected by his Retirement Agreement. The Company's accounting cost for this Retirement Agreement is about $46,000.

     Mr. Wehrenberg resigned as an executive officer on March 1, 2004. The Company, in accordance with instructions from the Board of Directors, entered into an agreement with Mr. Wehrenberg with the following provisions. Mr. Wehrenberg was named "of counsel" to the Company. Mr. Wehrenberg shall continue employment with the Company at his current salary until September 1, 2004. After such date, any services Mr. Wehrenberg provides to the Company will be at hourly rates. The Company cancelled 26,000 stock options that had previously been granted to Mr. Wehrenberg. The Company granted Mr. Wehrenberg 36,000 stock options at market price, which vested immediately and can be exercised for ten years after the end of employment. The exercise periods for the rest of the stock options previously granted to Mr. Wehrenberg were extended to the earlier of three years after the end of employment or the expiration of the stock option. Any options not yet vested shall fully vest at the end of employment. Any stock awards not vested at the end of his employment shall be cancelled. Mr. Wehrenberg also has pension benefits as set forth under "Retirement Plans" on page 9 which were not affected by his agreement.

                             EMPLOYMENT AGREEMENTS

     Federal has an employment agreement with Mr. Welding and had agreements with Messrs. Joseph J. Ross and Andrew E. Graves. The agreements continue until the December 31 following the employee's 65th birthday subject to earlier termination by either Federal or the employee. The termination salary under the agreement is $600,000 for Mr. Welding, $570,000 for Mr. Ross and $340,000 for Mr. Graves. As noted above, Mr. Graves left Federal effective January 31, 2003 and Mr. Ross retired as an employee on January 31, 2004. The annual salary of Mr. Welding, which is approved by the Compensation and Benefits Committee, is not set by his employment agreement. In the discretion of the Board of Directors, annual compensation may be increased during the term of this agreement. If Mr. Welding is terminated by Federal under circumstances not involving cause, Federal would be obligated to pay in monthly installments an amount equal to the then applicable salary for one year, or, if less, the amount of minimum salary payable through the December 31 following Mr. Welding's 65th birthday. In the event of death prior to termination of employment, the employee's estate is entitled to receive in monthly installments an amount equal to one year's minimum compensation. Ms. Kushner and Messrs. Welding and Wehrenberg have change of control agreements and Mssrs. Ross and Graves had such agreements. In the event Federal is subject to a "change of control" (as specifically defined), the agreements permit the employee to elect to terminate employment during a specified period and to receive termination payments equivalent to three years' W-2 compensation. Upon termination of employment for any reason, each employee is obligated not to engage in specified competitive activities for a period of three years. Ms. Kushner also has an agreement that provides for payment of one year's salary, currently $265,000, if Federal terminates her employment without cause. She is required to perform consulting services during the one-year period in return for the payments.

      COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Benefits Committee of the Board of Directors consists of three independent outside directors. The Committee meets without the Chief Executive Officer present to evaluate his performance and establish his compensation. Compensation for Federal's executive officers consists of three major components: salary, bonus and stock options/awards. The officers' compensation is based on the individual's skill level, years of experience, job duties and the individual's and Company's performance. The Committee uses its subjective evaluation of these factors, without a mechanical weighting, to determine the officer's salary and level of participation in the bonus plan. Mr. Welding and Mr. Ross participate at 60% of their salaries and the other officers participate at 25% to 40% of their salaries.

     The Company's total return to shareholders was down 6% in 2003, the Company underperformed the Standard & Poor Industrial Index, the Standard & Poor Midcap Index and the Russell 2000 Index, which were up 26%, 36% and 47%, respectively. The Company's total return to shareholders was down 22% over the last five years compared to the Standard & Poor Industrial Index which was down 9%, the Russell 2000 Index which was up 41%, and the Standard & Poor Midcap which was up 55%. The Company's earnings from continuing operations in 2003 were $.79 per share compared to $1.01 per share in 2002. Mr. Ross received a

$150,000 bonus in 2003 for the sale of the Company's sign business and a $106,200 bonus related to his 2003 employment. The Retirement Agreement benefits for Mr. Ross set forth on page 10 were authorized by the Compensation and Benefits Committee and approved by the Board of Directors.

     During 2003, the Board of Directors engaged an outside search firm to find a replacement for Mr. Ross as Chief Executive Officer. The Board of Directors elected Mr. Welding as President and Chief Executive Officer effective December 1, 2003. He was recruited from BorgWarner, Inc. where he was Executive Vice President of BorgWarner and President of the Driveline Group. As part of the recruiting process, the Compensation and Benefits Committee reviewed survey data from outside consultants for comparable positions and approved Mr. Welding's employment package of a base salary of $600,000 and participation in the Company's bonus plan at a level of 60% of his salary. He also received 100,000 shares of stock options on his date of hire, as well as 50,000 shares of stock options and 50,000 shares of stock awards in 2004. The options vest 50% after two years and 100% after three years. The stock awards vest 25% per year.

     The other officers' bonuses are principally tied to the Company's financial performance and to the achievement of individual performance goals. Bonus targets are established for the officers based on their level of responsibility. The amount of bonus that an officer receives is based on Federal's pre-tax profits (before extraordinary items, interest on long-term debt and bonus payments) as a percentage of Federal's average stockholders' equity plus average debt, as well as on goals for the growth of the Company's earnings per share and individual performance goals. The officers did not receive any bonuses based on the Company's financial performance. The reduced bonuses they received were based on achievement of individual performance goals. The officers' bonus targets remain the same for 2004. The 2003 bonus target achievement was 0% of plan. The other officers' bonuses constituted about 11% of their cash compensation.

     The third major component of the officers' compensation consists of stock options and awards. This is long-term compensation, which provides value to the officers based on the increased market value of the Company for all stockholders. The Performance Graph on page 15 shows that Federal outperformed the Standard & Poor Industrials Index, the Standard & Poor Midcap Index and the Russell 2000 Index in the years 2000, 2001 and 2002, and has underperformed them in 2003 and over the five-year period. To give the officers an incentive to increase shareholder value and to compensate them in accordance with such increases in shareholder value, the Compensation and Benefits Committee generally grants to the officers on an annual basis additional stock options and restricted stock awards. The officers did not receive any compensation from stock options in 2003 because of the performance of the Company's stock price. The Committee subjectively determines the number of shares to be granted and there is no mechanical relationship between the number of options and restricted share awards to be granted, nor is there a mechanical relationship to prior grants. The 25,000 shares of stock options granted to Ms. Kushner on October 30, 2003 were for retention purposes. The number of option shares, as well as the value of stock awards on the date of grant for Mr. Welding, Mr. Ross and the other named officers is set forth in the Summary Compensation Table on page 7.

     Section 162(m) of the Internal Revenue Code provides that compensation in excess of $1.0 million paid to the chief executive officer and the other most highly compensated executive officers of a public company will generally be non-deductible for federal income tax purposes, subject to certain exceptions. The Committee intends to structure compensation arrangements in a manner that will avoid the deduction limitations imposed by Section 162(m) in appropriate circumstances. However, the Committee believes that it is important and necessary that the Committee retain the right and flexibility to provide and revise compensation arrangements, such as base salary and cash bonus incentive opportunities, that may not qualify under Section 162(m) if, in the Committee's view, such arrangements are in the best interests of the Company and its shareholders.

   CHARLES R. CAMPBELL*  ROBERT M. GERRITY*  JAMES C. JANNING  PAUL W. JONES

* Became members of the Compensation and Benefits Committee on October 17, 2003.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors is currently comprised of four directors, none of whom are officers or employees of the Company. All members are "independent" under rules adopted by the New York Stock Exchange and the Sarbanes-Oxley Act. The Board of Directors has adopted a revised charter for the Audit Committee, which is included as Exhibit A of the proxy statement and is available on the Company's website. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for monitoring the integrity of the accounting, auditing and financial reporting practices, and compliance with legal and regulatory requirements of the Company, including its code of business ethics. In addition, for each fiscal year, the Audit Committee selects independent public accountants to audit the financial statements of the Company and its subsidiaries, subject to approval of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including under Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with the auditors' independence. The Committee has adopted a policy for the pre-approval of all services and fees to be provided by the Company's independent auditors for audit, audit-related, tax and all other services, which are allowable under applicable rules and regulations. The Committee annually pre-approves general and specific services and fees. The Committee periodically approves changes in such authorization and also delegates such periodic approval to the Committee Chairman, who reports any such authorizations to the Committee at its next meeting.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

    CHARLES R. CAMPBELL  ROBERT S. HAMADA*  JOAN E. RYAN  RICHARD R. THOMAS

* Became a member of the Audit Committee on October 17, 2003.

                             ACCOUNTING INFORMATION

     Ernst & Young LLP has been selected by Federal to serve as its independent public accountants for the fiscal year ending December 31, 2004. A representative of that firm will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to respond to questions of stockholders. The appointment of the auditors is approved annually by the Audit Committee, based in part on the ratification of shareholders. Ernst & Young LLP fees for 2002 and 2003 were:

                                              AUDIT                 ALL OTHER
                                 AUDIT(1)   RELATED(2)    TAX(3)     FEES(4)      TOTAL
                                 --------   ----------   --------   ---------   ----------
2002...........................  $696,000    $25,000     $289,000   $129,000    $1,139,000
2003...........................  $740,000    $22,000     $289,000   $ 39,000    $1,090,000

------------

(1) Audit Fees -- These are fees for professional services performed by Ernst & Young LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees -- These are fees for the assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company's financial statements.

(3) Tax Fees -- These are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.

(4) All Other Fees -- These are fees for miscellaneous other services performed by Ernst & Young LLP that do not meet the above categories.

     The Board of Directors recommends a vote for the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for 2004.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative stockholder returns, assuming the reinvestment of dividends, of Federal's Common Stock on an index basis with the S&P Industrials Index, the S&P Midcap 400 Index and the Russell 2000 for the five-year period ending December 31, 2003:

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                         FOR FEDERAL SIGNAL CORPORATION

                                    (GRAPH)

--------------------------------------------------------------------------------
                        1998      1999      2000      2001      2002      2003
--------------------------------------------------------------------------------
 FSC                     100        61        78        91        83        78
 S&P Industrials         100       125       103        90        68        86
 S&P Midcap 400          100       115       135       134       114       155
 Russell 2000            100       121       118       121        96       141

Assumes $100 invested on December 31, 1998 in Federal Signal Corporation Common Stock (FSC), S&P Industrials Index, the S&P Midcap 400 Index (S&P Midcap) and the Russell 2000 Index.

* Total return assumes reinvestment of dividends and is based on fiscal years ending December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 2003, the Company had loans outstanding to Messrs. Ross and Ritz for the purpose of exercising stock options. The stock option exercise loans to Mr. Ross outstanding during fiscal 2003 had principal balances totaling $860,694, bearing interest at the rate of 3.93% per annum. During fiscal 2003, Mr. Ross repaid the Company $889,135 in respect of such loans, which amount represented the full amount of outstanding principal and interest under such loans. The stock option exercise loans to Mr. Ritz outstanding during fiscal 2003 had principal balances totaling $25,855, bearing interest at the rate of 5.93% per annum. During fiscal 2003, Mr. Ritz repaid the Company $6,124 in respect of such loans, which amount included $1,815 of interest. In July 2002, the Compensation and Benefits Committee of the Board of Directors voted to prohibit any additional loans to executive officers. All loans to executive officers outstanding on such date must be repaid in accordance with their terms.

                          FUTURE STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the proxy statement for the 2005 Annual Meeting of Shareholders, stockholder proposals must be received by Federal on or before November 15, 2004.

     In order for other business to be considered at the 2005 Annual Meeting, it must be received by Federal on or before January 29, 2005.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon its review of the Forms 3, 4 and 5 furnished to the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that all of its directors, officers and beneficial owners of more than 10% of its Common Stock filed all such reports on a timely basis during 2003.

                                 OTHER BUSINESS

     As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the meeting. If any other proper business should be presented to the meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                                          By order of the Board of Directors,

                                          JENNIFER L. SHERMAN
                                          Secretary
                                          Federal Signal Corporation

                                                                       EXHIBIT A

                           FEDERAL SIGNAL CORPORATION

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

     The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Nominating and Governance Committee. Audit Committee members may be replaced by the Board.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all material auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

  FINANCIAL STATEMENT AND DISCLOSURE MATTERS

      1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

      2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

      3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      4. Review and discuss reports from the independent auditors on:

          (a) All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

      6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      8. Discuss with independent auditor the matters to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      9. Discuss any difficulties encountered in the course of the audit work, restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     10. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     11. Review and evaluate lead partner of the independent auditor team.

     12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     14. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

     16. Review the appointment and replacement of the senior internal auditing executive.

     17. Review the significant reports to management prepared by the internal auditing department and management's responses.

     18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

  COMPLIANCE OVERSIGHT RESPONSIBILITIES

     19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

     20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable account or auditing matters.

     22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                  DETACH CARD
------------------------------------------------------------------------------
PROXY

[FEDERAL SIGNAL CORPORATION LOGO]

                           FEDERAL SIGNAL CORPORATION
                 1415 W. 22ND STREET, OAK BROOK, ILLINOIS 60523

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON APRIL 30, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
James C. Janning and Jennifer L. Sherman, or either of them, with full power of substitution, are hereby authorized to vote the shares of Common Stock of Federal Signal Corporation which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders to be held at the Marriott Hotel-Oak Brook, 1401
W. 22nd Street, Oak Brook, Illinois on Friday, April 30, 2004 at 11:00 a.m., and at all adjournments thereof, as indicated on this card for the proposals described in the Notice and Proxy Statement for such meeting and in their discretion on other matters which may properly come before the meeting.

UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

1. ELECTION OF DIRECTORS

FOR all nominees listed below  [ ]              WITHHOLD AUTHORITY  [ ]
  (except as otherwise marked below)       to vote for all nominees listed below

Robert M. Gerrity, Robert S. Hamada and Walden W. O'Dell

Instructions: FOR, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2. RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS FEDERAL SIGNAL CORPORATION'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004

                                           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                               (Continued and to be signed, on the reverse side)

                                  DETACH CARD
------------------------------------------------------------------------------
Proxy No.                (Continued from reverse side)                Shares

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                                 DATE: ------------, 2004

                                                 ------------------------

                                                 ------------------------
                                                       SIGNATURE(S)

                                                 Please sign exactly as
                                                 name appears hereon.
                                                 Joint owners should each
                                                 sign. Where applicable,
                                                 indicate official
                                                 position or
                                                 representative capacity.